SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)    May 18, 2007

Solvis Group, Inc.
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(Exact Name of Registrant as Specified in its Charter)

Nevada                       0-30443                              33-0198595
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(State or Other Jurisdiction          (Commission       (IRS Employer
of Incorporation)                            File Number)              Identification No.)

6185 Paseo Del Norte, Suite 200A, Carlsbad, CA 92011
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(Address of Principal Executive Offices)  (Zip Code)

Registrant's telephone number, including area code: (760) 930-9530
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(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation for the registrant under any of the following provisions:

___ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

___ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

___ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

___ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On April 2, 2007, The Solvis Group, Inc., a Nevada corporation, “Seller” and Warning Management Services, Inc., a New York corporation (“Buyer”) entered into an asset purchase agreement. Seller is the owner of the tangible and intangible assets associated or used in connection with the operation of the Seller’s imaging business, including ColorBlind® software, Photomotion Images™, and other graphics products and services; and as consideration for the such assets, Buyer shall pay to Seller the amount of twenty-five thousand dollars ($25,000.00) in the form of a one (1) year promissory note in the amount of $25,000.00.

ITEM 9.01. EXHIBITS

99.01 Asset Purchase Agreement

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

May 21, 2007                                                                         /s/ Eric Gaer                                                           Chief Executive Officer
                                                          Eric Gaer

May 21, 2007                                                                         /s/ Robert A. Dietrich                                          Chief Financial Officer
                                                                                                      Robert A. Dietrich